Supplemental Cash Flow Information	12 Months Ended
Dec. 31, 2016
Supplemental Cash Flow Elements
Supplemental Cash Flow Information

NOTE 7.  Supplemental Cash Flow Information

(Millions)	2016	2015	2014
Cash income tax payments, net of refunds	$1,888	$2,331	$1,968
Cash interest payments	194	134	178
Capitalized interest	10	13	15

Cash interest payments include interest paid on debt and capital lease balances, including net interest payments/receipts related to accreted debt discounts/premiums, payment of debt issue costs, as well as net interest payments/receipts associated with interest rate swap contracts.

Individual amounts in the Consolidated Statement of Cash Flows exclude the impacts of acquisitions, divestitures and exchange rate impacts, which are presented separately.

Transactions related to investing and financing activities with significant non-cash components are as follows:

•

3M sold and leased-back, under a capital lease, certain recently constructed machinery and equipment in return for municipal bonds with the City of Nevada, Missouri during 2016 and 2014 valued at approximately $12 million and $15 million, respectively, as of the transaction date.

In addition, as discussed in Note 6, in the fourth quarter of 2014, 3M’s Board of Directors declared a first quarter 2015 dividend of $1.025 per share (paid in March 2015). In the fourth quarter of 2013, 3M’s Board of Directors declared a first quarter 2014 dividend of $0.855 per share (paid in March 2014).